                                                                    EXHIBIT 10.2


                               LEASE AMENDMENT

    This Agreement is made and entered into this 24th day of March, 1995, by and between Dermody Industrial Group, a Nevada Joint Venture (hereinafter referred to as "Landlord") and Transkrit Corporation, a New York Corporation (hereinafter referred to as "Tenant").


                              W I T N E S S E T H:

    WHEREAS, Landlord and Tenant, entered into a Lease dated October 4, 1990, for the premises located at 855 Linda Way, Sparks, Nevada; and

    WHEREAS, Landlord and Tenant desire to amend the above-mentioned Lease;

    NOW, THEREFORE, said Lease is hereby amended so that the lease term shall be extended for a three-year period, commencing on December 1, 1995, and ending on November 30, 1998. The base monthly rent pursuant to Article 4.1 of the lease shall be amended as follows:

    December 1, 1995 - May 31, 1997:   $12,788.55 per month; and

    June 1, 1997 - November 30, 1998:  $13,160.00 per month.

    All other terms and conditions of the above-mentioned Lease shall remain unchanged and in full force and effect throughout the term of the Lease.


                               Dermody Industrial Group, a Nevada Joint Venture
                               By: Dermody Properties, a Nevada Corporation
                                   Managing Venturer

 4/2/95                                     /s/ Michael C. Dermody
- ---------                      -------------------------------------------------
Date                           Michael C. Dermody, President


                               Transkrit Corporation, a New York Corporation

 3/24/95                                    /s/ (unreadable)
- ---------                      -------------------------------------------------
Date

                                    DERMODY
                                  PROPERTIES
                               INDUSTRIAL LEASE
                                 [NET-NET-NET]

1.  PARTIES. This LEASE, dated for reference purposes only, October 4, 1990,
                                                            ----------------
is made by and between DERMODY PROPERTIES, a Nevada Corporation (herein
                       ----------------------------------------
called "LANDLORD") and TRANSKRIT CORPORATION, A New York Corporation (herein
                       ---------------------------------------------
called "TENANT").

2.  PREMISES. LANDLORD hereby leases to TENANT AND TENANT leases from
LANDLORD for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of Sparks,
                                                                 ------
County of Washoe, State of Nevada. commonly known as 855 Linda Way, Sparks,
          ------           ------                    ----------------------
Nevada 89431 and described as 47,365 square feet of office warehouse space 76
- ------------                  -----------------------------------------------
parking spaces for automobiles and use of the entire 4.74 acres as depicted
- ---------------------------------------------------------------------------
on Exhibit "A" attached hereto and by this reference made a part hereof.
- ------------------------------------------------------------------------
Known for tax purposes as Parcel 034-341-12
- -------------------------------------------

Said real property, including the land and all improvements thereon, is herein called "the Premises".

3.  TERM.

    3.1  Term. The term of this LEASE shall be for five (5) years, commencing
                                                  --------------
on December 1, 1990 and ending on November 30, 1995, unless sooner terminated
   ----------------               -----------------
pursuant to any provision hereof.

    3.2

    3.3 Early Possession. In the event that LANDLORD shall permit TENANT to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this LEASE. Said early possession shall not advance the termination date of this LEASE.

    3.4 Delivery of Possession. TENANT shall be deemed to have taken possession of the Premises when any of the following occur: (a) LANDLORD delivers possession of the Premises to TENANT and a Certificate of Occupancy is granted by the proper governmental agency.

4.  RENT.

    4.1 TENANT shall pay to LANDLORD as rent for the Premises equal monthly installments of ELEVEN THOUSAND TWO HUNDRED EIGHTY AND NO/100 --- ($11,280.00)
                ------------------------------------------------- ------------
dollars, in advance, on the first day of each month of the term hereof,
TENANT shall pay LANDLORD upon the execution hereof the sum of TWENTY TWO
                                                               ----------
THOUSAND FIVE HUNDRED SIXTY AND NO/100 --- ($22,560.00) dollars as rent for
- ------------------------------------------ ------------
the first and last month of the lease.
- --------------------------------------

Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to LANDLORD at the address stated herein or to such other persons or at such other places as LANDLORD may designate in writing. LANDLORD will put last month's rent in an interest bearing account which bears interest at a rate equal to a five-year Treasury Note. Income on that amount belongs to Transkrit Corporation and will pay to Transkrit annually.

    4.2 Additional Charges. This LEASE is what is commonly called a "netlease", it being agreed that LANDLORD shall receive the rent set forth in
Article 4.1 free and clear of any and all impositions, taxes, real estate taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to the rent reserved by Article 4.1, TENANT shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this LEASE during the term hereof. All such charges, costs and expenses shall constitute additional charges, and upon the failure of TENANT to pay any of such costs, charges or expenses, LANDLORD shall have the same rights and remedies as otherwise provided in this LEASE for the failure of TENANT to pay rent. The TENANT shall in no event be entitled to any abatement of or reduction in rent payable hereunder, except as herein expressly provided.

5.  USE.

    5.1  Use. The Premises shall be used and occupied only for office,
                                                               -------
manufacturing of business forms and warehouse. LANDLORD represents that such
- ---------------------------------------------------------------------------
use is in compliance with zoning ordinances.
- --------------------------------------------

    5.2 Compliance with Law. TENANT shall, at TENANT'S expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by TENANT of the Premises. TENANT shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or, if there shall be more than one tenant of the building containing the Premises, which shall tend to unreasonably disturb such other tenants.

    5.3 Condition of Premises. TENANT has had an opportunity to inspect and hereby accepts the Premises, in their existing condition as of the date of the possession hereunder, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this LEASE subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. TENANT acknowledges that neither LANDLORD nor LANDLORD'S agent has made any representation or warranty as to the suitability of the Premises for the conduct of the TENANT'S business. ** See Articles 22 and 23, Addendum to Lease, Page 6.

    5.4 Insurance Cancellation. Notwithstanding the provisions of Article 5.1 hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if TENANT'S use of the Premises causes an increase in said insurance rates
TENANT shall pay any such increases.


                             (Page 1 * NET-NET-NET)

6.  MAINTENANCE, REPAIRS AND ALTERATIONS.

    6.1 Tenant's Obligations. TENANT shall, during the term of this LEASE, keep in good order, condition and repair, the Premises and every part thereof, structural, or non-structural, and all adjacent sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises. LANDLORD shall incur no expense nor have any obligation of any kind whatsoever in connection with maintenance of the Premises, and TENANT expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford TENANT the right to make repairs at LANDLORD'S expense or to terminate this LEASE because of LANDLORD'S failure to keep the Premises in good order, condition and repair.

    6.2 Surrender. On the last day of the term hereof, or on any sooner termination. TENANT shall surrender the Premises to LANDLORD in good condition, broom clean, ordinary wear and tear excepted. TENANT shall repair any damage to the Premises occasioned by its use thereof, or by the removal of TENANT'S trade fixtures, furnishings and equipment pursuant to Article 6.4(c), which repair shall include the patching and filling of holes and repair of structural damage.

    6.3 Landlord's Rights. If TENANT fails to perform TENANT'S obligations under this Article 6, LANDLORD may at its option (but shall not be required to) enter upon the Premises, after ten (10) days prior written notice to TENANT, and put same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of eighteen percent (18%) per annum shall become due and payable as additional rental to LANDLORD together with TENANT'S next rental installment.

    6.4 Alterations and Additions. LANDLORD has no right to perform work for the account of TENANT if within the ten (10) day notice period TENANT commences to have the work done and thereafter proceeds with due diligence to cause it to be completed.

         (a) Except for improvement shown on Exhibit "B" which LANDLORD has approved, TENANT shall not, without LANDLORD'S prior written consent, make any alterations, improvements, or additions, in, on or about the Premises, except for non-structural alterations not exceeding $5,000.00 in cost. As a condition to giving such consent, LANDLORD may require that TENANT remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior condition.

         (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises, TENANT shall notify LANDLORD in writing of the expected date of commencement thereof. LANDLORD shall then have the right at any time and from time to time to post and maintain on the Premises such notices as LANDLORD reasonably deems necessary to protect the Premises and LANDLORD from mechanics' liens, materialmen's liens or any other liens. In any event, TENANT shall pay, when due, all claims for labor or materials furnished to or for TENANT. TENANT shall not permit any mechanics' or materialmen's liens attached or levied against the Premises for any labor or material furnished to TENANT or claimed to have been furnished to TENANT or to TENANT'S agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of TENANT. If any mechanic's liens are filed by persons engaged by TENANT (or TENANT'S contractor) then TENANT will, within sixty (60) days of the date when filed, cause the lien to be discharged by payment, bond or as otherwise permitted by law.

         (c) Unless LANDLORD requires their removal, as set forth in Article 6.4(a), all alterations, improvements or additions which may be made on the Premises, shall become the property of LANDLORD and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 6.4(c), TENANT'S machinery, equipment and other trade fixtures other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of TENANT and may be removed by TENANT subject to provisions of
Article 6.2. TENANT without further permission may remove any portions of the air conditioning or trim systems which TENANT installed, provided TENANT restores the building without material damage to the premises.

7.  INSURANCE: INDEMNITY.

    7.1 Insuring Party. As used in this Article 7, the term "insuring party" shall mean the party who has the obligation to obtain the insurance required hereunder. The insuring party in this case shall be TENANT. Whether the insuring
                                              -------
party is the LANDLORD or the TENANT, TENANT shall, as additional rent for Premises, pay the cost of all insurance required hereunder. If LANDLORD is the insuring party TENANT shall, within ten (10) days following demand by LANDLORD, reimburse LANDLORD for the annual cost of the insurance so obtained.

    7.2 Liability Insurance. The TENANT shall obtain and keep in force during the term of this LEASE a policy of comprehensive public liability insurance insuring LANDLORD and TENANT against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $500,000.00 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $1,000,000.00 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure LANDLORD and TENANT against liability for property damage or at least $500,000.00. The limits of said insurance shall not, however, limit the liability of TENANT hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a LANDLORD'S Protective Liability endorsement attached thereto. If the TENANT shall fail to procure and maintain said insurance the LANDLORD may, but shall not be required to, procure and maintain the same, but at the expense of TENANT.

    7.3. Property Insurance. See Amendment. The insuring party shall obtain and keep in force during the term of this LEASE a policy or policies of insurance covering loss or damage to the Premises, in the amount of full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage. If
TENANT elects LANDLORD to be insuring party (per Article 7.1 hereinabove) then TENANT shall be responsible for payment of any deductible amount under LANDLORD'S policy. Said insurance shall provide for payment for loss thereunder to LANDLORD or to the holder of a first mortgage or deed of trust on the Premises. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of TENANT.

    7.4 Insurance Policies. See Amendment. Insurance required hereunder shall be in companies rated A+, AAA or better in "Beal's Insurance Guide". The insuring party shall deliver prior to possession to the other party copies of policies of such insurance or certificate evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to LANDLORD. No such policy shall be cancellable or subject to reduction of coverage or other modifications except after ten (10) days prior written notice to LANDLORD. If TENANT is the insuring party, TENANT shall, within ten
(10) days prior to the expiration of such policies, furnish LANDLORD with renewals or "binders" thereof, or LANDLORD may order such insurance and charge the cost thereof to TENANT, which amount shall be payable by TENANT upon demand. TENANT shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Article 7.3. TENANT shall forthwith, upon LANDLORD'S demand, reimburse LANDLORD for any additional premiums attributable to any act or omission or operation of TENANT causing such increases in the cost of insurance. If LANDLORD is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, LANDLORD shall deliver to TENANT a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

    7.5 Waiver of Subrogation. TENANT and LANDLORD each waives any and all rights against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property of others under its control, where such loss or damage is insured against under an insurance policy in force at the time of such loss or damage. TENANT and LANDLORD shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this LEASE.

    7.6 Hold Harmless. TENANT shall indemnify, defend and hold LANDLORD, its officers, directors and partners harmless from any and all claims arising from TENANT'S use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by TENANT in or about the Premises and shall further indemnify, defend and hold LANDLORD, its officers, directors and partners harmless from and against any and all claims arising from any breach or default in the performance of any obligation on TENANT'S part to be performed under the provisions of this LEASE or arising from any negligence of TENANT or any of its agents, contractors, employees or invitees and from any and all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. TENANT hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and TENANT hereby waives all claims in respect thereof against LANDLORD, excepting where said damage arises out of negligence of LANDLORD, its officers, directors and partners.

    7.7 Exemptions of Landlord From Liability. TENANT hereby agrees that LANDLORD shall not be liable for injury to TENANT'S business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of TENANT, TENANT'S employees, invitees, customers, or any other person in or about the Premises; nor, unless through its negligence shall LANDLORD be liable for injury to the person of TENANT, TENANT'S employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon (the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to LANDLORD or TENANT. LANDLORD shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

8.  DAMAGE OR DESTRUCTION.

    8.1 In the event the improvements on the Premises are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under Article 7, the TENANT shall repair, restore, and rebuild the Premises to their condition existing immediately prior to such damage or destruction and this LEASE shall continue in full force and effect. Such repair, restoration and rebuilding (all of which are herein called "repair") shall be commenced within a reasonable time after such damage and destruction and shall be diligently prosecuted to completion. There shall be no abatement of rent or any other obligation of TENANT hereunder by reason of such damage or destruction. The proceeds of any insurance maintained under
Article 7.3 shall be made available to TENANT for payment of the cost and expense of the repair, provided, however, that such pro-


                             (PAGE 2 * NET-NET-NET)
ceeds may be made available to TENANT subject to reasonable conditions including, but not limited to, architect's certificate of costs and retention of a percentage of such proceeds pending final notice of completion. In the event that the insurance proceeds are insufficient to cover the cost of repair, then any amount in excess thereof required to complete the repair shall be paid by TENANT.

   8.2 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last twelve (12) months of the term of this LEASE, LANDLORD or TENANT may cancel and terminate this LEASE as of the date of occurrence of such damage by giving written notice to do so within thirty
(30) days after the date of occurrence of such damage. If LANDLORD or TENANT elects to terminate, TENANT has right to cancel such notice, provided TENANT then elects to purchase, or if the damage occurs during the initial term, to renew.

9.  REAL PROPERTY TAXES.

    9.1 Payment of Taxes. TENANT shall pay all real property taxes applicable to the Premises during the term of this LEASE. All such payments shall be made at least ten (10) days prior to the date due for such payment. TENANT shall promptly furnish LANDLORD with satisfactory evidence that such taxes have been paid. If any such taxes paid by TENANT shall cover any period of the time prior to or after the expiration of the term hereof, TENANT'S share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this LEASE shall be in effect, and, LANDLORD shall reimburse TENANT to the extent required. If TENANT shall fail to pay any such taxes, LANDLORD shall have the right to pay the same, in which case TENANT shall repay such amount to LANDLORD with TENANT'S next rent installment together with interest at the rate of eighteen (18%) percent per annum.

 9.2 Definition of "Real Property" Taxes. As used herein, the term "real property tax" shall include any form of assessment, license fee, rent tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of LANDLORD in the Premises or in the real property of which the Premises are a part, as against LANDLORD'S right to rent or other income therefrom, or as against LANDLORD'S business of leasing the Premises, and TENANT shall pay any and all charges and fees which may be imposed by the EPA or other similar government regulations or authorities.

 9.4  Personal Property Taxes.
        (a) TENANT shall pay prior to the date due all taxes assessed against and levied upon leasehold improvements, trade fixtures, furnishings, equipment and all other personal property of TENANT contained in the Premises or elsewhere. TENANT shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of LANDLORD.
        (b) If any of TENANT'S said personal property shall be assessed with LANDLORD'S real property, TENANT shall pay LANDLORD the taxes attributable to TENANT within ten (10) days after receipt of a written statement setting forth the taxes applicable to TENANT'S property.

10. UTILITIES. TENANT shall pay for all water, gas, heat, light, power, telephone, sewer, refuse disposal, and other utilities and services suppled to the Premises, together with any taxes thereon. If any such services are not separately metered to TENANT, TENANT shall pay a reasonable proportion to be determined by LANDLORD of all charges jointly metered with other premises.

11.  ASSIGNMENTS AND SUBLETTING.

     11.1 Landlord's Consent Required. TENANT shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of TENANT'S interest in this LEASE or in the Premises without LANDLORD'S prior written consent, which LANDLORD shall not unreasonably withhold or delay. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of the LEASE. Any transfer of TENANT'S interest in this LEASE or in the Premises from TENANT by merger, consolidation, or liquidation, or by any subsequent change in the ownership of thirty (30%) percent or more of the capital stock of TENANT shall be deemed a prohibited assignment within the meaning of this Article 11. TENANT has the right to assign or sublet on notice to LANDLORD (but without any requirement for consent) to any subsidiary of Transkrit or any other direct or indirect subsidiary of Maclean Hunter.

     11.2 No Release of Tenant. Regardless of LANDLORD'S consent, no subletting or assignment shall release TENANT of TENANT'S obligations to pay the rent and to perform all other obligations to be performed by TENANT hereunder for the term of this LEASE. The acceptance of rent by LANDLORD from any other person shall not be deemed to be a waiver by LANDLORD of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

12.  DEFAULTS; REMEDIES.

     12.1 Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this LEASE by TENANT:
           (b) The failure by TENANT to make any payment of rent or any other payment required to be made by TENANT hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from LANDLORD to TENANT.
           (c) The failure by TENANT to observe or perform any of the covenants, conditions or provisions of this LEASE to be observed or performed by TENANT other than described in Paragraph (b) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from LANDLORD to TENANT provided, however, that if the nature of TENANT'S default is such that more than fifteen (15) days are reasonably required for its cure, then TENANT shall not be deemed to be in default if TENANT commenced such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

           (d) (i) The making by TENANT of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against TENANT of a petition to have TENANT adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against TENANT, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of TENANT'S assets located at the Premises or of TENANT'S interest in this LEASE, whose possession is not restored to TENANT within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of TENANT'S assets located at the Premises or of TENANT'S interest in this LEASE, where such seizure is not discharged within thirty (30) days.

     12.2 Remedies in Default. In the event of any such material default or breach by TENANT, LANDLORD may at any time thereafter, with or without notice or demand and without limiting LANDLORD in the exercise of any right or remedy which LANDLORD may have by reason of such default or breach:
           (e) Terminate TENANT'S right to possession of the Premises by any lawful means, in which case this LEASE shall terminate and TENANT shall immediately surrender possession of Premises to LANDLORD. In such event LANDLORD shall be entitled to recover from TENANT all damages incurred by LANDLORD by reason of TENANT'S default including, but not limited to, the cost of recovering possession of the Premises: expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that TENANT proves could be reasonably avoided; and that portion of the leasing commission paid by LANDLORD applicable to the unexpired terms of this LEASE. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of eighteen (18%) percent per annum. In the event TENANT shall have abandoned the Premises, LANDLORD shall have the option of (i) retaking possession of the Premises and recovering from TENANT the amount specified in this Article 12.2(a) or (ii) proceeding under Article 12.2(b).
           (b) Maintain TENANT'S right to possession, in which case this LEASE shall continue in effect whether or not TENANT shall have abandoned the Premises. In such event, LANDLORD shall be entitled to enforce all of LANDLORD'S rights and remedies under this LEASE, including the right to recover the rent as it becomes due hereunder.
           (c) Pursue any other remedy now or hereafter available to LANDLORD under the laws or judicial decisions of the State in which the Premises are located.
           (d) In the event this LEASE terminates by reason of LANDLORD'S re-entry under the terms and covenants contained in this LEASE or by the ejectment of TENANT by summary proceedings or otherwise, or after the abandonment of the premises by TENANT, or for any other reason, it is hereby agreed TENANT shall remain liable and shall pay in monthly installments the rent which accrues subsequent to any such transaction. TENANT expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent due hereunder and the rent collected and received, if any, by LANDLORD during the remainder of the unexpired term of this LEASE. Such difference or deficiency, if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained and written notice thereof given to TENANT at its last known address. Unless otherwise specifically acknowledged by LANDLORD, in writing, no exercise of rights hereunder by LANDLORD shall be deemed an acceptance of surrender of the premises or a termination of TENANT'S liability for payment of money due hereunder.


                            (PAGE 3 - NET-NET-NET)

     12.3 Default by Landlord. LANDLORD shall not be in default unless LANDLORD fails to perform obligations required of LANDLORD within a reasonable time, but in no event later than thirty (30) days after written notice by TENANT to LANDLORD and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to TENANT in writing, specifying wherein LANDLORD has failed to perform such obligation; provided, however, that if the nature of LANDLORD'S obligation is such that more than thirty (30) days are required for performance then LANDLORD shall not be in default if LANDLORD commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

     12.4 Late Charges. TENANT hereby acknowledges that late payment by TENANT to LANDLORD of rent and other sums due hereunder will cause LANDLORD to incur costs not contemplated by this LEASE, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on LANDLORD by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from TENANT shall not be received by LANDLORD or LANDLORD'S designee within twenty (20) days after written notice that said amount is past due, then TENANT shall pay to LANDLORD a late charge equal to eighteen (18%) percent per annum from the due date of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost LANDLORD will incur by reason of late payment by TENANT. TENANT shall pay all costs incurred by LANDLORD including reasonable attorney's fees within fifteen (15 days).

13. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold by LANDLORD under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this LEASE shall terminate as to the part so taken as of the date of condemning authority takes title or possession, whichever occurs first. If more than twenty-five (25%) percent of the floor area of any building on the Premises, or more than fifty (50%) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either LANDLORD or TENANT may terminate this LEASE as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after LANDLORD shall have notified TENANT of the taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.**
     If this LEASE is not terminated by either LANDLORD or TENANT then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this LEASE is not so terminated then LANDLORD agrees, at LANDLORD'S sole cost, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of the power of eminent domain shall be the property of LANDLORD, whether made as compensation for the diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that TENANT shall be entitled to any award for loss or damage to TENANT'S trade fixtures and removable personal property. In addition the purchase price of the premises upon the exercise of an Option to Purchase shall be reduced by an amount equal to the condemnation award to LANDLORD for diminution in value of the Premises. Any other award including but not limited to any award for loss or damage to TENANT'S trade fixtures and removable personal property shall NOT be deducted from the purchase price.

14.  GENERAL PROVISIONS

     14.1   Offset Statement.
            (a) TENANT shall at any time upon not less than ten (10) days prior notice from LANDLORD execute, acknowledge and deliver to LANDLORD a statement in writing (i) certifying that this LEASE is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this LEASE, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to TENANT'S knowledge, any uncured defaults on the part of LANDLORD hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.
            (b) TENANT'S failure to deliver such statement within such time shall be conclusive upon TENANT (i) that this LEASE is in full force and effect, without modification except as may be represented by LANDLORD, (ii) that there are no uncured defaults in LANDLORD'S performance, and (iii) that not more than one (1) month's rent has been paid in advance.
            (c) If LANDLORD desires to finance or refinance the Premises, or any part thereof, TENANT hereby agrees to deliver to any lender designated by LANDLORD such financial statements of TENANT as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of TENANT. All such financial statements shall be received by LANDLORD in confidence and shall be used only for the purposes herein set forth.

     14.2 Landlord's Interests. The term "LANDLORD" as used herein shall mean only the owner or owners at the time in question of the fee title or a TENANT'S interest in a ground lease of the Premises. In the event of any transfer of such title or interest, LANDLORD herein named (and in the case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects LANDLORD'S obligations thereafter to be performed, provided that any funds in the hands of LANDLORD or the then grantor at the time of such transfer, in which TENANT has an interest, shall be delivered to the grantee. The obligations contained in this LEASE to be performed by LANDLORD shall, subject as aforesaid, be binding on LANDLORD'S successors and assigns, only during their respective periods of ownership.

     14.3 Severability. The invalidity of any provision of this LEASE, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     14.4 Interest on Past Due Obligations. Except as expressly herein provided, any amount due to LANDLORD and not paid when due shall bear interest at eighteen (18%) percent per annum from the date due. Payment of such interest shall not excuse or cure any default by TENANT under this LEASE.

     14.5   Time of Essence.  Time is of the essence.

     14.6 Captions. Article and paragraph captions are not a part hereof and are included solely for reference purposes.

     14.7 Incorporation of Prior Agreements. Amendments to this LEASE contain all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This LEASE may be modified in writing only, signed by the parties in interest at the time of modification.

     14.8 Waivers. No waiver by LANDLORD of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by TENANT of the same or any other provision. LANDLORD'S consent to or approval of any act shall not be deemed to render unnecessary the obtaining of LANDLORD'S consent to or approval of any subsequent act by TENANT. The acceptance of rent hereunder by LANDLORD shall not be a waiver of any preceding breach by TENANT of any provision hereof, other than the failure of TENANT to pay the particular rent so accepted, regardless of LANDLORD'S knowledge of such preceding breach at the time of acceptance of such rent.

     14.9 Recording. TENANT shall be allowed to record a short form Memorandum of Lease in recordable form with notarized signatures.

     14.10 Holding Over. If TENANT remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of LANDLORD, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon the terms hereof applicable to month-to-month tenancy.

     14.11 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

     14.12 Covenants and Conditions. Each provision of this LEASE performable by TENANT shall be deemed both a covenant and a condition.

     14.13 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by TENANT this LEASE shall bind the parties, their personal representatives, successors, and assigns. This LEASE shall be governed and enforced according to the laws of the state where the Premises are located.

     14.14  Subordination.
            (a) This LEASE, at LANDLORD'S option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, TENANT'S right to quiet possession of the Premises shall not be disturbed if TENANT is not in default and so long as TENANT shall pay the rent and observe and perform all the provisions of this LEASE, unless this LEASE is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this LEASE prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to TENANT, this LEASE shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this LEASE is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
            (b) TENANT agrees to execute any documents required to effectuate such subordination subject to such non-disturbance or to make this LEASE prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint LANDLORD as TENANT'S attorney in fact and in TENANT'S name, place and stead, to do so.

     14.15 Attorney's Fees. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled in addition to all costs and expenses incurred, to his reasonable attorney's fees to be paid by the losing party as fixed by the court.


                             (PAGE 4 * NET_NET_NET)

**TENANT shall receive a prorata share of any condemnation award based on the value of the premises condemned versus the value of TENANT's improvement condemned in the same proceedings. The schedule of TENANT's improvements is attached as Exhibit "B".

       14.16 Landlord's Access. LANDLORD and LANDLORD'S agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders. LANDLORD may at any time place on or about the Premises any ordinary "For Sale" and/or identification signs and LANDLORD may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to TENANT. Access should be only (except in the case of an emergency) on reasonable prior notice during normal business hours, and if requested in the company of a representative of TENANT.

       14.17 Auctions. TENANT shall not place any auction sign upon the Premises or conduct any action thereon without LANDLORD'S prior written consent.

       14.18 Merger. The voluntary surrender of this LEASE by TENANT, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of LANDLORD, terminate all or any existing subtenancies or may, at the option of LANDLORD, operate as an assignment to LANDLORD of any or all of such subtenancies.

       14.19 Corporate Authority. If TENANT is a corporation, each individual executing this LEASE on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this LEASE on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this LEASE is binding upon said corporation in accordance with its terms.

       14.20 Landlord's Liability. If LANDLORD is a limited partnership, the liability of the partners of the LANDLORD pursuant to this LEASE shall be limited to the assets of the partnership; and TENANT, its successors and assigns hereby waive all rights to proceed against any of the partners, or the officers, shareholders, or directors or any corporate partner of LANDLORD except to the extent of their interest in the partnership. The term "LANDLORD", as used in this Article, shall mean only the owner or owners at the time in question of the fee title or its Interest in a ground lease of the Premises, and in the event of any transfer of such title or Interest, LANDLORD herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects LANDLORD'S obligations thereafter to be performed, provided that any funds in the hands of LANDLORD or the then grantor at the time of such transfer, in which TENANT has an Interest, shall be delivered to the grantee. The obligations contained in this LEASE to be performed by LANDLORD shall, subject as aforesaid, be binding on LANDLORD'S successors and assigns, only during their respective periods of ownership.

15. BROKERS. The parties hereto acknowledge that ---NONE---- were the real estate brokers that represented the parties herein, and that no other commissions are due to any brokers whatsoever, other than the abovenamed brokers.


16. NOTICES. Whenever under this LEASE provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed at the addresses set forth herein below. Written notice shall be by certified or registered mail or by air courier, and five (5) days after mailing or delivery to the courier that such such notice is deemed effective.

17. SIGNS. TENANT'S signs shall be made and installed at TENANT'S sole cost. TENANT shall be responsible for maintenance of its signs, including its removal upon termination of this LEASE, all in a manner satisfactory to LANDLORD. If maintenance is not performed properly and in a timely manner, LANDLORD may at its option, perform such maintenance and the cost thereof shall be charged to TENANT.

       No advertisement, sign, lettering, notice or device shall be placed in or upon premises including windows, walls, and exterior doors except such as may be approved in writing by LANDLORD.

       To LANDLORD at      P.O. Box 7098
                          ------------------------------------------------------
                           Reno, Nevada   89510
                          ------------------------------------------------------
                           ATTN:   President

       To TENANT at       P.O. Box 500
                          ------------------------------------------------------
                           Brewster, New York 10509-0500
                          ------------------------------------------------------

       ADDITIONAL COPY TO:   Moses & Singer
                             The Time and Life Building
                             1271 Avenue of the Americas
                             New York, New York   10020

                             Mr. Steve Mollath
                             One East Liberty Street, Suite 600
                             Reno, Nevada    89501


See Addendum to Lease, Page 6, attached hereto and by this reference made a part hereof.







The parties hereto have executed this LEASE at the place on the dates specified immediately adjacent to their respective signatures.

Executed at Reno, Nevada                     DERMODY PROPERTIES
            ----------------------           ----------------------------------
on     10-15-90                              By  /s/ Michael C. Dermody
    -------------------------------             -------------------------------
                                             By  Michael C. Dermody, President
                                                -------------------------------
                                                         "LANDLORD"

Executed at   Brewster, New York   10509           TRANSKRIT CORPORATION
            ----------------------------         ------------------------------
on            October 10, 1990               By    illegible
     -----------------------------------         ------------------------------
                                             By
                                                 ------------------------------
                                                         "TENANT"

                              (PAGE 5 -NET-NET-NET)

                                ADDENDUM TO LEASE

       This Addendum to Lease is dated September 27, 1990, by and between DERMODY PROPERTIES (herein referred to as LANDLORD), and TRANSKRIT CORPORATION, (herein referred to as TENANT).

18.    RENT ABATEMENT shall be given prior to December 1, 1990.

19. OPTION TO RENEW. TENANT is hereby given the Option to Renew said LEASE for an additional three-year period beginning December 1, 1995, and ending November 30, 1998, provided TENANT gives LANDLORD eight (8) months prior written notice of its intention to exercise this option or cancel. This Option period shall be subject to an increase in rent to 28-cents- per square foot, i.e., THIRTEEN THOUSAND ONE HUNDRED SIXTY AND NO/100 ($13,160.00) per month.

20. OPTION TO PURCHASE. TENANT is hereby given the Option to Purchase the premises at the end of the five-year LEASE term provided TENANT is not in default of said LEASE and TENANT gives LANDLORD eight (8) months prior written notice of its intention to exercise said Option. The purchase of the
premises shall be $1,700,000 cash.   In addition, TENANT is given a second
Option to Purchase the premises at the end of the eight-year period of this Lease in the event TENANT exercises such option as provided in Article 19 above, provided TENANT is not default of said Lease, and provided TENANT gives LANDLORD eight (8) months prior written notice of its intention to exercise said Option. The purchase of the premises shall be $1,825,000 cash.

       a) The escrow agent in the event of TENANT'S exercise of its option to purchase shall be 1st Commercial Title, Inc., in Reno, Nevada, unless designated otherwise in writing by LANDLORD.
       b) Closing shall coincide with the termination of this lease and shall take place in Reno, Nevada.
       c) LANDLORD shall deliver to TENANT the premises "AS IS" at the time of closing with a warranty deed in return for full payment of the purchase price of $1,700,000.00 at five years or $1,825,000.00 at eight years.
       d) LANDLORD will place no liens or encumbrances upon the premises except easements for public utilities, those encumbrances shown in the preliminary title report dated March 21, 1990 from 1st Commercial Title, Inc., or as maybe satisfied from the sale proceeds, and shall deliver marketable and insurable (at normal rates) title to the premises subject only to any utilities easements and the items mentioned in the above preliminary title report. The two parcels constituting the premises shall be insured as being contigious.
       e) Should LANDLORD fail to convey the premises after TENANT has tendered complete performance, Tenant shall have available to it all claims and actions under the law including specific performance and claims for damages.
       f) Closing costs shall be paid for by the parties in the following way:

          1) LANDLORD - the cost of preparing the Grant, Bargain and Sale Deed; the cost of the CLTA Owner's Title Policy; the real property transfer taxes or documentation taxes; 1/2 the cost of preparing and recording any releases or other documents necessary to convey the premises; 1/2 of any escrow or closing fees charged by Escrow Agent; Seller's Attorney's fees and any other similar costs of closing customarily paid by a seller of real property.

          2) TENANT - the recording fee for the Grant Bargain and Sale Deed; 1/2 of any escrow or closing fees charged by the escrow agent; 1/2 the cost of preparing and recording any releases or other documents necessary to convey the premises; TENANT'S attorney fees and any other similar closing costs customarily paid by a purchase of real property.

21. FOR PURPOSES of Articles 19 and 20 above, default shall mean a default that remains after the lapse of any notice and grace period and exists at the time the notice of exercise of the option is given.

22. CONTINGENCY. It is understood and agreed that this Lease is contingent upon TRANSKRIT CORPORATION successfully securing a Special Use Permit to conduct its business from the local governmental authority no later than December 1, 1990.

23. LANDLORD warrants that the air-conditioning units shall be in good working order upon occupancy.

24. TENANT may verify the actual square footage of the facility to the satisfaction of LANDLORD, and rent will be adjusted accordingly.


LANDLORD:                                    TENANT:
DERMODY PROPERTIES                           TRANSKRIT CORPORATION

By: /s/ Michael C. Dermody                   By:  illegible
    -----------------------------                -------------------
    Michael C. Dermody, President

                              (Page 6* Net-Net-Net)

                                   EXHIBIT "B"

                               TENANT IMPROVEMENTS


1.  Power will be a 1600 amps, 480 volt system.

2.  Additional HVAC with humidifiers.

3.  Paper trim system.

4.  Modify dock door systems.

5.  Interior walls installed by Tenant.



                           (Page Seven * Net-Net-Net)